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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 11, 2000



                          ACCREDO HEALTH, INCORPORATED
             (Exact name of registrant as specified in its charter)

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
           Delaware                       000-25769                     62-1642871
(State or other jurisdiction of    (Commission File Number)           (IRS Employer
       incorporation)                                             Identification Number)
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1640 Century Center Pkwy
Suite 101
Memphis, Tennessee                                                      38134
(Address of principal executive offices)                              (Zip Code)

                                 (901) 385-3688
              (Registrant's telephone number, including area code)

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ITEM 2.           ACQUISITION

                  On December 3, 1999, Accredo Health, Incorporated (the "Company"), through its wholly-owned subsidiary Hemophilia Health Services, Inc., acquired all of the outstanding stock of Sunrise Health Management, Inc. ("Sunrise") from its shareholders Margo Grbinich-Hunt and Mark B. Epstein pursuant to a Stock Purchase Agreement dated effective as of December 1, 1999 (the "Acquisition"). The amended aggregate purchase price paid for Sunrise, pursuant to the Stock Purchase Agreement and the final November 1999 balance sheet of Sunrise, is approximately $13.7 million plus a potential earn-out payment of up to $1.0 million if certain financial goals are achieved by Sunrise during the six-month period ending May 31, 2000.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The Company is filing this amendment for the purpose of including the required financial statements and pro forma financial information with respect to the Acquisition in accordance with the requirements of Form 8-K as provided by Item 7(a)(4).

                  (a)      Financial Statements of Business Acquired

                           The required audited financial statements of Sunrise Health Management, Inc. at June 30, 1999 and for the year then ended, the unaudited condensed balance sheet at September 30, 1999 and condensed statements of income and cash flows for the three months ended September 30, 1999 and 1998 are incorporated by reference to Exhibit 99.1 attached hereto.

                  (b)      Pro Forma Financial Information

                           The required pro forma condensed financial statements of the Company and its subsidiaries, giving effect to the Acquisition as if it had occurred on September 30, 1999, as to the balance sheet, and July 1, 1998, as to the income statement, are incorporated by reference to Exhibit 99.1 attached hereto.

                  (c)      Exhibits:

                           2.1 Stock Purchase Agreement, dated December 1, 1999, among Margo Grbinich-Hunt, Mark B. Epstein, Hemophilia Health Services, Inc. and Sunrise Health Management, Inc., incorporated herein by reference to the Company's Current Report on Form 8-K, filed December 16, 1999, Commission File No. 000-25769.

                           23.1     Consent of Ernst & Young LLP.

                           99.1     Financial Information.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ACCREDO HEALTH, INCORPORATED


                          By: /s/ Joel R. Kimbrough

                             Joel R. Kimbrough
                             Chief Financial Officer

Date:  February 11, 2000


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                                 EXHIBIT INDEX
                                       TO
                          CURRENT REPORT ON FORM 8-K/A


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Exhibit Number                            Description
--------------                            -----------

      2.1 Stock Purchase Agreement, dated December 1, 1999, among Margo Grbinich-Hunt, Mark B. Epstein, Hemophilia Health Services, Inc. and Sunrise Health Management, Inc., incorporated herein by reference to the Company's Current Report on Form 8-K, filed December 16, 1999, Commission File No. 000-25769.

     23.1                  Consent of Ernst & Young LLP.

     99.1                  Financial Information.
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